DocuSign Envelope ID: 632B740E-D373-41CB-A78B-D169837462A7

Exhibit 10.25

ADOPTION AGREEMENT

ARTICLE 1

PROFIT SHARING/401(k) PLAN

1.01PLAN INFORMATION
(a)Name of Plan:

This is the Amphenol Corporation Employee Savings/401(k) Plan (the "Plan")

(b)Type of Plan:

(1)◻401(k) Only

(2)☑401(k) and Profit Sharing
(3)◻Profit Sharing Only
(c)Administrator Name (if not the Employer):
(d)Plan Year End (month/day):12/31
(e)Three Digit Plan Number:010
(f)Limitation Year (check one):
(1)◻Calendar Year
(2)☑Plan Year
(3)◻Other, (12-month period ending on the following date):
(g)Plan Status:
(1)Adoption Agreement Effective Date: 04/22/2016 (cannot be earlier than the later of (i) the first day of the 2007 Plan Year or (ii) the effective date of the Plan)
(2)The Adoption Agreement Effective Date is:
(A)◻A new Plan Effective Date
(B)☑An amendment Effective Date (check one):
(i)☑ an amendment and restatement of this Basic Plan Document No. 17 (or restatement of former Fidelity Basic Plan Document No. 14) and its

Adoption Agreement previously executed by the Employer;

(ii)◻ a conversion to Basic Plan Document No. 17 and its Adoption Agreement.

The original effective date of the Plan: 01/01/1990

(3)◻Special Effective Dates. Certain provisions of the Plan shall be effective as of a date other than the date specified in Subsection 1.01(g)(1) above. Please complete the Special

Volume Submitter Defined Contribution Plan – 10/2014 PSPlan

85085-1612173751AA

© 2014 FMR LLC

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DocuSign Envelope ID: 632B740E-D373-41CB-A78B-D169837462A7

Effective Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

(4)☑ Plan Merger Effective Dates.   Certain plan(s) were merged into the Plan on or after the date specified in Subsection 1.01(g)(1) above. Please complete the appropriate subsection(s) of the Plan Mergers Addendum.
(5)◻ Frozen Plan. The Plan is currently frozen. While the Plan is frozen, the definition of Compensation for purposes of determining contributions under Section 5.02 of the Basic Plan Document shall not include compensation earned after the date the Plan is frozen. Plan assets will continue to be held on behalf of Participants and their Beneficiaries until distributed in accordance with the Plan terms. (If this provision is selected, it will override any conflicting provision selected in the Adoption Agreement.)(Choose one.)

(A)	◻ Contributions under the Plan are permanently discontinued. Accounts of all Employees shall be 100% vested without regard to any schedule selected in 1.16.

(B)◻ Contributions under the Plan are temporarily suspended. The Employer contemplates that contributions will resume at a later date.

Note: Deferral Contributions and Employee Contributions shall not be taken from compensation earned after the date the Plan is frozen, however, loan repayments shall continue to be made until the loan obligation is satisfied.

1.15DEFINITION OF DISABLED

A Participant is disabled if he/she meets any of the requirements selected below:

(a)☑The Participant satisfies the requirements for benefits under the Employer's long-term disability plan .
(b)☑The Participant satisfies the requirements for Social Security disability benefits.
(c)☑The Participant is determined to be disabled by a physician approved by the Employer.

Volume Submitter Defined Contribution Plan – 10/2014 PSPlan

85085-1612173751AA

© 2014 FMR LLC

All rights reserved.

DocuSign Envelope ID: 632B740E-D373-41CB-A78B-D169837462A7

AMENDMENT EXECUTION PAGE

Plan Name:Amphenol Corporation Employee Savings/401(k) Plan (the "Plan")

Employer:Amphenol Corporation

[Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.]

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date
Plan Information 1.01 (4)(g)	03/01/2021
Definition of Disabled 1.15 (c)	03/01/2021
Plan Mergers Addendum	03/01/2021
In-Service Withdrawals Addendum	03/01/2021
Protected Benefit Provisions Addendum	03/01/2021
Vesting Schedule Addendum	03/01/2021

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date given below.

Employer:	Amphenol Corporation	Employer:	Amphenol Corporation

By:	/s/ Lily Mao	By:

Title:	VP Human Resources	Title:

Date:	2/21/2021	Date:

Note: Only one authorized signature is required to execute this Adoption Agreement unless the Employer's corporate policy mandates two authorized signatures.

Accepted by:	Fidelity Management Trust Company, as Trustee

By:	/s/ Molly M. Miller	Date:	2/22/2021

Title:	Authorized Signatory

Volume Submitter Defined Contribution Plan – 10/2014 PSPlan

85085-1612173751AA

© 2014 FMR LLC

All rights reserved.

DocuSign Envelope ID: 632B740E-D373-41CB-A78B-D169837462A7

PLAN MERGERS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

(a)	Plan Mergers - The following plan(s) were merged into the Plan on or after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable (the "merged-in plan(s)"). The provisions of the Plan are effective with respect to the merged-in plan(s) as of the date(s) indicated below:
(1)Name of merged-in plan: Ardent Concepts Retirement Plan

Effective date: 11/03/2020

(A)	☑ The above effective date shall be an Entry Date for all Eligible Employees who were employees of the employer who maintained the merged-in plan immediately prior to the merger who (check one):
(i)◻have met the age and service requirements of the merged-in plan.
(ii)☑have met the age and service requirements of this Plan.
(2)Name of merged-in plan: The Employees of SV Microwave, Inc. a former participating related employer of the Amphenol Affiliated Companies Employee Savings 401(k) Plan

Effective date: 03/01/2021

Volume Submitter Defined Contribution Plan – 10/2014 PSPlan

85085-1612173751AA

© 2014 FMR LLC

All rights reserved.

DocuSign Envelope ID: 632B740E-D373-41CB-A78B-D169837462A7

IN-SERVICE WITHDRAWALS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

(a)Other In-Service Withdrawal Provisions - In-service withdrawals from a Participant's Accounts specified below shall be available to Participants who satisfy the requirements also specified below:

A Disability In-Service Withdrawal is available from all accounts for participants that meet the definition of disability but do not have a termination of employment (the following restrictions under (a)(1) of the In-Service Withdrawals Addendum does not apply to the Disability In-Service Withdrawal)

In-service withdrawal of vested amounts attributable to Employer Contributions which were transferred from the Amphenol Subsidiaries 401(k) Plan into this Plan on 11-1-2018 subject to the restrictions listed below

(1)The following restrictions apply to a Participant's Account following an in-service withdrawal made pursuant to (a) above (cannot include any mandatory suspension of contributions restriction):
1.They were maintained in the Participants Account for a period of at least 24 months.
2.The Participant has 60 months of participation in the plan.

Volume Submitter Defined Contribution Plan – 10/2014 PSPlan

85085-1612173751AA

© 2014 FMR LLC

All rights reserved.

DocuSign Envelope ID: 632B740E-D373-41CB-A78B-D169837462A7

PROTECTED BENEFIT PROVISIONS ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

Protected Benefit Provisions - The following benefits are retained under the Plan due to the nature of each as a "protected benefit" under Code Section 411(d)(6) and apply for the Participants and Beneficiaries described:

Effective 04/22/2016, Participants who had been previously recognized by the Plan as having had assets transferred to the Plan in conjunction with a Plan merger and having a separate vesting schedule (or schedules) due to such merger or having a vesting schedule in the Plan different from the vesting schedule(s) selected in Section 1.16, will now be 100% vested in all Matching Employer Contributions and Nonelective Employer Contributions in the Plan. The Tecvox OEM Solutions, LLC 401(k) Profit Sharing Plan Nonelective Employer Contributions that merged into the plan will be eligible for the Active Military Distribution (Heart Act)

The Early Retirement Age for the Participants who merged into the Plan from the Amphenol Affiliated Companies Employee Savings 401(k) Plan effective 03/01/2021, is the date the Participant attains age 55 and completes 7 years of Vesting Service.

Volume Submitter Defined Contribution Plan – 10/2014 PSPlan

85085-1612173751AA

© 2014 FMR LLC

All rights reserved.

DocuSign Envelope ID: 632B740E-D373-41CB-A78B-D169837462A7

VESTING SCHEDULE ADDENDUM

for

Plan Name: Amphenol Corporation Employee Savings/401(k) Plan

(a)Different Vesting Schedule

Note: With regard to contributions for plan years beginning after December 31, 2006, any schedule provided hereunder must be at least as favorable as one of the schedules in C or D in the table shown in Section 1.16(c).

(1)A vesting schedule different from the vesting schedule selected in Section 1.16 applies to the Participants and contributions described below.
(A)The following vesting schedule applies to the class of Participants described in (a)(1)(B) and the contributions described in (a)(1)(C) below:

Years of Vesting Service	Vested Interest
0	100
(B)The vesting schedule specified in (a)(1)(A) above applies to the following class of Participants:

Employees of FCI USA LLC who were participants in the FCI USA LLC Employee 401(k) Savings Plan who merged into this Plan on 10/3/2016.

(C)The vesting schedule specified in (a)(1)(A) above applies to the following contributions:

Fixed Match.

(2)Additional different vesting schedule.
(A)The following vesting schedule applies to the class of Participants described in (a)(2)(B) and the contributions described in (a)(2)(C) below:

Years of Vesting Service	Vested Interest
0	100
(B)The vesting schedule specified in (a)(2)(A) above applies to the following class of Participants:

Former Participants from Ardent Concepts Retirement Plan who merged into the Plan on 11/03/2020.

(C)The vesting schedule specified in (a)(2)(A) above applies to the following contributions:

Discretionary Profit Sharing.

Prior ER SafeHarbor Match.

ER Discretionary Match.

Volume Submitter Defined Contribution Plan – 10/2014 PSPlan

85085-1612173751AA

© 2014 FMR LLC

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DocuSign Envelope ID: 632B740E-D373-41CB-A78B-D169837462A7

(3)Additional different vesting schedule.
(A)The following vesting schedule applies to the class of Participants described in (a)(3)(B) and the contributions described in (a)(3)(C) below:

Years of Vesting Service	Vested Interest
0	0
1	20
2	40
3	60
4	80
5	100

(B)The vesting schedule specified in (a)(3)(A) above applies to the following class of Participants:

Participants in the Amphenol Subsidiaries 401(k) Plan who merged into this Plan effective 11-1-18 who either; 1. terminated from the Amphenol Subsidiaries 401(k) Plan prior to 12-1-05 or 2. terminated in the Amphenol Backplane Systems 401(k) Plan prior to 12-1-05.

(C)The vesting schedule specified in (a)(3)(A) above applies to the following contributions:

Employer Match.

(4)Additional different vesting schedule.
(A)The following vesting schedule applies to the class of Participants described in (a)(4)(B) and the contributions described in (a)(4)(C) below:

Years of Vesting Service	Vested Interest
0	100

(B)The vesting schedule specified in (a)(4)(A) above applies to the following class of Participants:

Participants in the Amphenol Subsidiaries 401(k) Plan who merged into this Plan effective 11-1-18 who were hired prior to 08/01/2001.

(C)The vesting schedule specified in (a)(4)(A) above applies to the following contributions:

Employer Match.

(5)Additional different vesting schedule.
(A)The following vesting schedule applies to the class of Participants described in (a)(5)(B) and the contributions described in (a)(5)(C) below:

Years of Vesting Service	Vested Interest
0	100
(B)The vesting schedule specified in (a)(5)(A) above applies to the following class of Participants:

Participants who were in the Amphenol Subsidiaries 401(k) Plan and who merged into this Plan effective 11-1-18 who were former GenRad participants in the Teradyne, Inc. Savings Plan (which merged into the Amphenol Subsidiaries 401(k) Plan on 12-1-05.

Volume Submitter Defined Contribution Plan – 10/2014 PSPlan

85085-1612173751AA

© 2014 FMR LLC

All rights reserved.

DocuSign Envelope ID: 632B740E-D373-41CB-A78B-D169837462A7

(C)The vesting schedule specified in (a)(5)(A) above applies to the following contributions:

Employer Match.

(6)Additional different vesting schedule.
(A)The following vesting schedule applies to the class of Participants described in (a)(6)(B) and the contributions described in (a)(6)(C) below:

Years of Vesting Service	Vested Interest
0	100
(B)The vesting schedule specified in (a)(6)(A) above applies to the following class of Participants:

The Participants that merged into the Plan on 03/01/2021 from the Amphenol Affiliated Companies Employee Savings 401(k) Plan.

(C)The vesting schedule specified in (a)(6)(A) above applies to the following contributions:

Discretionary Profit Sharing.

Volume Submitter Defined Contribution Plan – 10/2014 PSPlan

85085-1612173751AA

© 2014 FMR LLC

All rights reserved.